SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                             1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240-14a-12

                            THE MONARCH CEMENT COMPANY
                     	  (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
	(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:
______________________________________________________________________________
         2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________
         3) Per unit price or other underlying value of transaction computed
pursuant to Exchange Act Rule 0-11.	(Set forth the amount on which the
filing fee is calculated and state how it was determined):
______________________________________________________________________________
         4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________
         5) Total fee paid:
______________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
______________________________________________________________________________
         2) Form, Schedule or Registration Statement No.:
______________________________________________________________________________
         3) Filing Party:
______________________________________________________________________________
         4) Date Filed:
______________________________________________________________________________

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            (April 9, 2003)

        The annual meeting of the stockholders of The Monarch Cement Company, a Kansas corporation will be held Wednesday, April 9, 2003, at 2:00 in the afternoon of that day, at the Company's corporate offices, Humboldt, Kansas, to consider and act upon the following:

        1. The election of four directors to serve until the annual meeting of the stockholders of the Company in 2006;

        2. Any other business which may properly come before the meeting;

        3.     Adjourning the meeting from time to time.

        The Board of Directors has fixed the close of business on February 14, 2003 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting. Only stockholders of record at that time will be entitled to vote at the meeting, or any adjournment thereof.

        The Board of Directors of the Company solicits you to sign, date and return the enclosed proxy. Your proxy may be revoked at any time before it is exercised.

                                        THE MONARCH CEMENT COMPANY


                                        Lyndell G. Mosley, CPA
                                        Assistant Secretary

Humboldt, Kansas
March 17, 2003

                                P R O X Y

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Walter H. Wulf, Jr., Robert M. Kissick and Byron K. Radcliff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Capital Stock and Class B Capital Stock of The Monarch Cement Company held of record by the undersigned on February 14, 2003 at the annual meeting of stockholders to be held on April 9, 2003, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1.   ELECTION OF DIRECTORS

     FOR all nominees listed              WITHHOLD AUTHORITY to
     below (except as marked              vote for all
     to the contrary below)  [ ]          nominees listed below  [ ]

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                    INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE
                    NOMINEE'S NAME IN THE LIST BELOW.)



Byron J. Radcliff  Michael R. Wachter  Walter H. Wulf, Jr. Walter H. Wulf, III

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and act, that one) shall have and may exercise all of the powers of all of said Proxies. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE-NAMED NOMINEES. The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint
tenants, both should sign.  When
signing as attorney, as executor,
administrator, trustee or guardian,
please give full title as such.  If
a corporation, please sign in full
corporate name by president or
other authorized officer.  If a
partnership, please sign in
partnership name by authorized
person.

                                   _____________________________
                                   Signature

Dated_________________, 2003.      _____________________________
                                   Signature if held jointly

Please mark, sign, date and return this proxy promptly using the enclosed envelope.

                        THE MONARCH CEMENT COMPANY
                               P.O. Box 1000
                        Humboldt, Kansas 66748-0900


          PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        (2:00 p.m., April 9, 2003)


                            GENERAL INFORMATION

     The enclosed proxy is being solicited on behalf of the Board of Directors of The Monarch Cement Company and all expenses of the solicitation will be borne by the Company. In addition to solicitation by mail, a number of regular employees may solicit proxies in person or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies. The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company. The enclosed proxy and this Proxy Statement were first sent or given to the holders of Monarch stock on or about March 17, 2003.

     The record date with respect to this solicitation is February 14, 2003 and only holders of Capital Stock and/or Class B Capital Stock of the Company as of the close of business on that date are entitled to vote, either in person or by proxy, at the meeting. At the close of business on that date 2,354,853 shares of Capital Stock and 1,672,105 shares of Class B Capital Stock were issued and outstanding. Holders of Capital Stock are entitled to one vote per share standing in their names on the record date. Holders of Class B Capital Stock are entitled to ten votes per share standing in their names on the record date.

     Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the stockholders entitled to vote at the annual meeting for that purpose. The affirmative vote of the holders of a majority of the votes of the Company's stock entitled to vote at the annual meeting is required for the approval of such other matters as properly may come before the annual meeting or any adjournment thereof.

     A stockholder entitled to vote in the election of directors can withhold authority to vote for all nominees for director or can withhold authority to vote for certain nominees for director. "Broker non-votes" occur when a broker indicates that it lacks authority to vote on a matter in the absence of instructions from the beneficial owner. Broker non-votes are treated as shares of the Company's stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

     To the knowledge of the Company, there are no special arrangements or understandings between any of the directors and officers other than each of them acting solely in their capacity as such.

               ELECTION OF DIRECTORS AND RELATED INFORMATION

     The Board of Directors is divided into three classes. Class I is comprised of three directors and Classes II and III are each comprised of four directors. At each annual meeting of stockholders, one class of directors is elected for a three-year term.

     The four directors to be elected at the forthcoming annual meeting of stockholders will serve as directors in Class II of the Board of Directors. Their term of office will commence upon election and will continue until the 2006 annual meeting of stockholders and until their successors are elected and qualified.

     The Board of Directors has selected the nominees for directors. Shares represented by a proxy given pursuant to this solicitation will be voted in favor of the nominees listed below. Each nominee is at present a member of Class II of the Board of Directors. If any of such nominees should unexpectedly become unavailable for election, the shares represented by the proxy will be voted for such substituted nominee or nominees as the Board of Directors may name. Each of the nominees hereinafter named has indicated his willingness to serve if elected and it is not anticipated that any of them will become unavailable for election. The names of the nominees are as follows:


Byron J. Radcliff  Michael R. Wachter  Walter H. Wulf, Jr. Walter H. Wulf, III

     The Board of Directors recommends that you vote FOR the election of each of the four nominees named above as directors in Class II of the Board of Directors.

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office
                                                                                               Family relationship
                              Present position    Principal occupation     Director  Term      between
Name                  Age     with Company        last five years          since     expires   Directors and Officers
NOMINEES
C L A S S II:
Byron J. Radcliff     46      Director            Rancher                  1976      2006     Son of Byron K. Radcliff,
                                                                                              Vice Chairman, Secretary, Treasurer
															    and Director

Michael R. Wachter    42      Director            Civil Engineer and       1994      2006     None
                                                  Director of Operations,
                                                  Concrete Technology Corp.
                                                  (a precast/prestressed
                                                  concrete producer)
                                                  Tacoma, Washington

Walter H. Wulf, Jr.   58 	Chairman       	  Position with Company    1971      2006     Father of Walter H. Wulf, III,
                              of the Board, 								    Director
                              President and
                              Director

Walter H. Wulf,III    29	Director		 Area Service Manager,     2001      2006     Son of Walter H. Wulf, Jr.,
								 General Motors Corporation			    Chairman of the Board,
													    		    President and Director


DIRECTORS CONTINUING IN OFFICE
C L A S S I:
David L. Deffner      52      Director            Professor of Music,      1997      2005     None
                                                  American River College,
                                                  Sacramento, California
                                                  and Director of Music,
                                                  Davis Community Church
                                                  Davis, California

Gayle C. McMillen     53      Director            Instrumental Music       1999      2005     None
                                                  Teacher, USD 305,
                                                  Salina, Kansas

Richard N. Nixon      61      Director            Shareholder in law       1990      2005     None
                                                  firm of Stinson Morrison
                                                  Hecker LLP
                                                  Kansas City, MO

Information Concerning Nominees for Election to Board of Directors
and Directors Continuing in Office (continued)
                                                                                               Family relationship
                              Present position    Principal occupation     Director  Term      between
Name                  Age     with Company        last five years          since     expires   Directors and Officers
DIRECTORS CONTINUING IN OFFICE (continued)
C L A S S III:
Jack R. Callahan      71      Director            President, The Monarch   1980      2004      None
                                                  Cement Company, until
                                                  retirement on 10-31-97

Ronald E. Callaway    67      Director            Transport truck driver,  1990      2004      None
                                                  Agricultural Carriers,
                                                  Inc., Wichita, Kansas
                                                  until retirement on
                                                  6-30-97

Robert M. Kissick     66      Vice President      Chairman, Hydraulic      1972      2004      None
                              and Director        Power Systems, Inc.
                                                  (manufacturer of
                                                  construction equipment)
                                                  N. Kansas City, Missouri

Byron K. Radcliff     65      Vice Chairman,      Owner/Manager,           1960      2004      Father of Byron J.
                              Secretary,       	  Radcliff Ranch(9000 acres)                   Radcliff, Director
                              Treasurer and       Dexter, Kansas
					Director


There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.



                                        INFORMATION    CONCERNING    EXECUTIVE    OFFICERS

                                                       Term of                            Family Relationship
                              Present Position         Office    Principal Occupation     between
Name                  Age     with Company             Began     Last Five Years          Directors and Officers

Walter H. Wulf, Jr.   58      Chairman of the Board    2001      Position with            Father of Walter H. Wulf, III
 					President                1997	     Company	            Director
 					Director			 1971

*Robert M. Kissick    66      Vice President           1980      See page 4 of            None
                              Director                 1972      this Proxy
                                                                 Statement

*Byron K. Radcliff    65      Vice Chairman of Board   2001	     See page 4 of            Father of Byron J. Radcliff,
                              Secretary                1999      this Proxy               Director
                              Treasurer                1976      Statement
					Director                 1960

Lyndell G. Mosley     72      Chief Financial          1972      Position with            None
                              Officer and Assistant              Company
                              Secretary-Treasurer

Debra P. Roe	    47	Principal Accounting	 1998	     Position with		None
         Officer and Assistant 		     Company
         Secretary-Treasurer

Rick E. Rush	    50      Vice President		 2001      Position with            None
										     Company

____________________

* Not active in the daily affairs of the Company.

There is no arrangement or understanding between any executive officer and any other person pursuant to which any of such executive officers have been selected to their respective positions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth those known to the Company to be beneficial owners of more than five percent of any class of the Company's securities as of February 1, 2003:

Name and Address of                            Amount and Nature of  Percent
Beneficial Owner      Title of Class           Beneficial Ownership  of Class

Byron K. Radcliff     Capital Stock            205,960 shares (a)     8.746%
P.O. Box 100          Class B Capital Stock    211,960 shares (b)    12.676%
Dexter, KS 67038

Walter H. Wulf, Jr.   Capital Stock            173,102 shares (c)     7.351%
700 Wulf Drive        Class B Capital Stock    177,942 shares (d)    10.642%
Humboldt, KS 66748
____________________

(a) Includes 200,515 shares owned individually; 2,495 shares owned jointly with wife; and 2,950 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 2,950 shares owned by wife.
(b) Includes 207,715 shares owned individually; 2,495 shares owned jointly with wife; and 1,750 shares owned by wife. Mr. Radcliff disclaims beneficial ownership of the 1,750 shares owned by wife.
(c)  Includes 8,310 shares held individually and 1,900 shares owned by wife.
In addition, Walter H. Wulf, Jr. is successor trustee of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters; manager of 40,300 shares held in Walter H. Wulf Company, LLC for the benefit of Walter H. Wulf, Jr., his two sisters and their children; trustee of 4,000 shares held in the Walter H. Wulf and May L. Wulf Charitable Foundation;
and manager of 43,592 shares held in the Wulf General, LLC for the benefit of Mr. Wulf and his two sisters. Mr. Wulf disclaims beneficial ownership of 1,900 shares owned by wife and 50,000 shares held by him as successor trustee under two trusts for the respective benefit of Mr. Wulf's two sisters.
(d) Includes 12,950 shares held individually; 500 shares held jointly with wife; and 1,900 shares owned by wife. In addition, Walter H. Wulf, Jr. is successor trustee of 75,000 shares under three trusts for the respective benefit of Walter H. Wulf, Jr. and his two sisters and manager of 87,592 shares held in the Wulf General, LLC for the benefit of Mr. Wulf and his two sisters. Mr. Wulf disclaims beneficial ownership of 1,900 shares owned by wife and 50,000 shares held by him as successor trustee under two trusts for the respective benefit of Mr. Wulf's two sisters.

     The security ownership of management as of February 1, 2003 is as follows:
                       Amount and Nature of
                       Beneficial Ownership
                                                    Percent of Ownership
                         Number of Shares                        Class B
                                       Class B       Capital     Capital
Beneficial Owner     Capital Stock  Capital Stock     Stock       Stock
Jack R. Callahan         -            1,000  (1)         -           *
Ronald E. Callaway    12,636         13,337              *           *
David L. Deffner      17,462         17,463              *        1.044%
Robert M. Kissick     39,403  (2)    39,903  (3)      1.673%      2.386%
Gayle C. McMillen     11,220  (4)    11,220  (4)         *           *
Richard N. Nixon       5,000          1,000              *           *
Byron J. Radcliff      2,750  (5)     1,250  (5)         *           *
Byron K. Radcliff    205,960  (6)   211,960  (7)      8.746%     12.676%
Michael R. Wachter       250            250              *           *
Walter H. Wulf, Jr.  173,102  (8)   177,942  (9)      7.351%     10.642%
Walter H. Wulf, III    3,700  	  3,700              *           *
Lyndell G. Mosley     51,513 (10)    15,561           2.188%         *

All directors and
 officers as a group,
 14 persons          524,221        495,411          22.261%     29.628%
___________________
*Less than 1%

Footnotes to Security Ownership of Certain Beneficial Owners and Management

( 1) Held jointly with spouse.
( 2) Includes 6,428 shares in trusts of which Robert M. Kissick is sole trustee and 32,975 shares owned in wife's trust of which she is sole trustee.
Mr. Kissick disclaims beneficial ownership of 32,975 shares owned by wife's trust.
( 3) Includes 6,428 shares in trusts of which Robert M. Kissick is sole trustee and 33,475 shares owned in wife's trust of which she is sole trustee.
Mr. Kissick disclaims beneficial ownership of 33,475 shares owned by wife's trust.
( 4) Held jointly with spouse.
( 5) Includes 250 shares owned by minor son of which Byron J. Radcliff is custodian and as to which Mr. Radcliff disclaims beneficial ownership.
( 6) See Footnote (a) to preceding Table.
( 7) See Footnote (b) to preceding Table.
( 8) See Footnote (c) to preceding Table.
( 9) See Footnote (d) to preceding Table.
(10) Includes 18,213 shares held in a trust of which Lyndell G. Mosley is sole trustee and 33,300 shares in wife=s trust of which she is sole trustee. Mr.
Mosley disclaims beneficial ownership of shares owned by wife's trust.

                          EXECUTIVE COMPENSATION

    The following table summarizes the total compensation of the Chief Executive Officer and the Company's other executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2002, as well as the total compensation paid to each such individual for the Company's two previous fiscal years.

                        SUMMARY COMPENSATION TABLE
         Name and                       Annual Compensation
     Principal Position         Year    (Salary)     (Bonus)
     Walter H. Wulf, Jr.        2002     $175,350        -0-
      Chairman of the      	  2001      164,850        -0-
      Board and President       2000      151,080        -0-

     Lyndell G. Mosley          2002     $157,020        -0-
      Chief Financial Officer   2001      154,920        -0-
      and Assistant             2000      146,985        -0-
      Secretary-Treasurer

    The officers who are directors receive a monthly salary and do not receive additional compensation for attending Board of Directors' meetings. All other directors receive $1,150 for attending each board meeting. Also, all directors are reimbursed for their actual travel expenses incurred in attending board meetings. However, if it is necessary to hold more than one board meeting on the same date, or if the board meeting takes more than one day, only $1,150 is paid.

     The Board of Directors held three meetings during 2002. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the Board on which he served during 2002. The Board of Directors does not have a standing compensation or nominating committee, or other committee performing similar functions.

     Richard N. Nixon, director, is an attorney and, during 2002, was a shareholder in the law firm of Stinson Morrison Hecker LLP, Kansas City, Missouri. During 2002, the total legal fees and expenses paid by the Company to Stinson Morrison Hecker did not exceed five percent of such law firm's gross revenues for 2002.


                      DEFINED BENEFIT RETIREMENT PLAN

    The retirement plan available to salaried employees, including the persons named in the Summary Compensation Table above, is a defined benefit plan which provides for fixed benefits, after a specific number of years of service, for the remainder of the employee's life. The monthly retirement benefits are computed by multiplying the employee's years of service by one and six-tenths percent (1.6%) and multiplying this result by 1/60th of the employee's last sixty calendar months of earnings or the employee's highest five consecutive calendar years of earnings out of the last ten calendar years of service, whichever is greater; however, the maximum retirement benefit is limited to fifty percent (50%) of the average monthly earnings used in computing retirement benefits. For the year 2002, the maximum annual compensation for determining retirement benefits is $200,000. The normal retirement age at which retirement plan benefits become payable is age 65.

    The following table sets forth the estimated annual aggregate retirement benefits at normal retirement for various classifications of earnings and years of service.

                            PENSION PLAN TABLE
    Average
    5 Years                  Years of Service
    Earnings    15        20        25        30        35
   $100,000  $24,000   $32,000   $40,000   $48,000   $50,000
    125,000   30,000    40,000    50,000    60,000    62,500
    150,000   36,000    48,000    60,000    72,000    75,000
    175,000   42,000    56,000    70,000    84,000    87,500
    200,000   48,000    64,000    80,000    96,000   100,000
    225,000   48,000    64,000    80,000    96,000   100,000
    250,000   48,000    64,000    80,000    96,000   100,000

     The earnings used for the purpose of determining the retirement plan benefits consists of annual compensation (salary) of the type disclosed in the Summary Compensation Table above. Pension benefits under the retirement plan are not subject to any deduction for social security benefits or other offset amounts.

     The persons named in the Summary Compensation Table above have the following years of credited service for pension benefits under the retirement plan: Mr. Mosley, 44 years and Mr. Wulf, 31 years.


                            SEVERANCE PAY PLAN

     On July 18, 1985 the Board of Directors of the Company adopted a Severance Pay Plan for Salaried Employees (the "Plan"). The Plan is designed to recognize the past service of long-standing salaried employees and reduce their concerns, if any, if a change in control of the Company should occur. The Plan provides that if employment of any "covered employee" is terminated for any reason other than death or disability within 24 months after a "change in control", such employee is entitled to receive severance pay equal to the employee's monthly salary times the number of full years that such employee has been employed by the Company. The amount of the severance pay is subject to certain reductions where the employee is entitled to certain retirement benefits under the Company's pension plan or where the severance pay is not fully deductible by the Company for federal income tax purposes. A "covered employee" is any full-time salaried employee who has been employed for at least 10 years prior to the "change in control". A "change in control" is any merger, consolidation or disposition of all or substantially all of the assets of the Company or any acquisition by any person or group of persons acting in concert who after such acquisition would own more than 30% of the Company's outstanding voting stock. If there had been a change in control and termination of employment on December 31, 2002, the following persons would have been entitled to receive severance pay pursuant to the Plan as follows: Mr. Wulf, $444,000 and Mr. Mosley, $287,870. The Plan also provides that any covered employee who, at the time of termination, has been employed on a full-time basis for 20 years or more, is entitled to receive the same life and health insurance generally made available by the Company to retired employees. The Plan may be amended or terminated by the affirmative vote of a least two-thirds of the members of the full Board of Directors of the Company except that no amendment or termination may adversely affect any right of a covered employee who is employed by the Company at the time the Board of Directors has knowledge of any change in control or a proposal for any change in control.

           BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

     There currently is no compensation committee of the Board of Directors (or committee performing equivalent functions). Accordingly, the Board of Directors itself is responsible for the establishment of the general compensation policies of the Company and the specific compensation for executive officers. In carrying out this responsibility, however, the Board of Directors requests and considers the recommendations of the Executive Committee of the Board of Directors (consisting of Jack R. Callahan, Robert M. Kissick, Byron K. Radcliff and Walter H. Wulf, Jr.).

Executive Compensation Policy

     The Board of Directors believes that the compensation of its executive officers, including Mr. Wulf, the Company's President and Chief Executive Officer (CEO), should be influenced by the Company's long-term profitability. However, the Board does not attempt to establish a direct correlation between the Company's profitability and executive compensation.

Executive Officer Compensation

     Each year, including 2002, the Executive Committee of the Board of Directors makes its recommendations to the Board of Directors as to the salaries for the Company's executive officers. These recommendations are based on a salary adjustment percentage which the committee establishes to serve as a guideline in setting the compensation for all salaried employees of the Company. The determination of this salary adjustment is based on the Executive Committee's assessment of the change in the cost of living and of the Company's long-term profitability. The application of the salary adjustment percentage to the salaries of the Company's salaried employees results generally in the Company's executive officers as a group, including the CEO, receiving the same percentage increase as the other salaried employees of the Company. A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made. In April 2002, upon the recommendation of the Executive Committee, the Board of Directors approved an overall increase in compensation of four percent. These increases are reflective of, although not directly tied to, the Company's continued good performance in 2001.

Chief Executive Officer Compensation

     The compensation of the Company's CEO is established by the Board of Directors in the same way as compensation is established for the Company's other executive officers. As indicated in the above discussion, the increase in the CEO's salary, and that of the other executive officers, largely is determined by the application of the salary adjustment percentage selected by the Executive Committee to the CEO's salary. A subjective determination as to whether the individual salaried employee is performing satisfactorily is also made.

          THE BOARD OF DIRECTORS:

          Jack R. Callahan 		Ronald E. Callaway
    David L. Deffner    	Robert M. Kissick
    Gayle C. McMillen		Richard N. Nixon
    Byron J. Radcliff		Byron K. Radcliff
 	    Michael R. Wachter        Walter H. Wulf, III
          Walter H. Wulf, Jr.


        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No officer who is not also a director, and no other person, participated in deliberations of the Board of Directors concerning executive officer compensation. The members of the Board of Directors who are also executive officers have no interlocking relationships with any other entity which are required by the rules of the Securities and Exchange Commission to be reported in this Proxy Statement.

                            COMPANY PERFORMANCE

     The following performance graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 composite index and an index of peer companies selected by the Company.

                        Comparison of Five Year Cumulative Total Return

                Dec-97    Dec-98    Dec-99    Dec-00    Dec-01    Dec-02
MONARCH CEMENT  100.00    104.01     97.61     88.61     98.26     96.34
S&P 500 Index   100.00    128.58    155.63    141.46    124.65     97.10
Peer Group 	    100.00    112.46     96.55     79.89    120.82    101.09

                        		Annual Return Percentage
							Years Ending
                          Dec-98    Dec-99    Dec-00    Dec-01    Dec-02
MONARCH CEMENT             4.01     -6.16     -9.22     10.89     -1.95
S&P 500 Index 		  28.58     21.04     -9.10    -11.89    -22.10
Peer Group            	  12.46    -14.15    -17.25     51.22    -16.33


     The cumulative total return on investment for each of the periods for the Company, the S&P 500 and the peer group is based on the stock price or composite index at January 1, 1998. The performance graph assumes that the value of an investment in the Company's capital stock and each index was $100 at January 1, 1998 and that all dividends were reinvested. The information presented in the performance graph is historical in nature and is not intended to represent or guarantee future returns.

     The performance graph compares the performance of the Company with that of the S&P 500 composite index and an index of peer companies in the Company's industry in which the returns are weighted according to each company's market capitalization. Companies in the peer group index are Lafarge North America Inc., Lone Star Industries (acquired October 1999), Southdown Inc. (acquired November 2000) and Texas Industries, Inc.

                              INDEPENDENT AUDITORS

     The Company's Audit Committee of the Board of Directors has selected BKD LLP ("BKD") to examine its accounts and the accounts of its subsidiaries for the prior and current fiscal year. It is anticipated that no representative of BKD will be present at the annual meeting of the stockholders and therefore no one from BKD will make a statement or be available to answer questions which may arise.

     On May 15, 2002, the Company's management approved dismissal of Arthur Andersen LLP ("Arthur Andersen") as its independent auditors and the appointment of KPMG LLP ("KPMG") to serve as its independent auditors for the year ending December 31, 2002. The change was effective May 15, 2002 and was reported in a current report on a Form 8-K filed with the Securities Exchange Commission ("Commission") on May 16, 2002. Although the decision to change independent auditors was not recommended or approved by the Company's Board of Directors, the Board of Directors ratified the decision to dismiss Arthur Anderson at its regularly scheduled August 16, 2002 meeting.

     Arthur Andersen's reports on the Company's consolidated financial statements for the year ended December 31, 2001 and the subsequent quarter ended March 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2002 and 2001 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Commission. The Company provided Arthur Andersen with a copy of the foregoing disclosures. As Exhibit 16 to its Form 8-K filed May 16, 2002, the Company included Arthur Andersen's letter, dated May 15, 2002, stating its agreement with the above statements.

     During the years ended December 31, 2002 and 2001 and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The Audit Committee of the Company has approved the appointment of BKD to serve as its independent auditors for the year ending December 31, 2002. The appointment of BKD was effective August 12, 2002 and was reported in a current report on a Form 8-K filed with the Commission on August 12, 2002.

     As stated above, management of the Company approved the appointment of KPMG to serve as the Company's independent auditors for the year ending December 31, 2002; however, the Company never engaged KPMG to perform the 2002 audit. The decision not to engage KPMG was not due to any disagreement with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Company provided KPMG with a copy of the foregoing disclosures. As Exhibit 16 to its Form 8-K filed August 12, 2002, the Company included a copy of KPMG's letter, dated August 12, 2002, stating its agreement with the above statements.

     During the year ended December 31, 2001 and through August 12, 2002, the Company did not consult BKD with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees
     The aggregate fees billed by Arthur Anderson for professional services rendered for the audit of the Company's financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 and for review of the Company's financial statements included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 were approximately $58,000.

     The aggregate fees billed by BKD for professional services rendered for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the six-month and nine-month periods ended June 30, 2002 and September 30, 2002, respectively, were approximately $6,000.

All Other Fees
     The aggregate fees billed by BKD for services rendered to the Company other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2002 were approximately $14,000, which included fees and expenses related to the audit of employee benefit plans, advice regarding the accounting treatment of an acquisition and miscellaneous clerical matters.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BKD LLP.

     See "Audit Committee Report".

                             Audit Committee Report

     The Company's Audit Committee of the Board of Directors (the "committee") operates under a written charter approved by the committee and adopted by the Company's Board of Directors. The committee's charter is attached to this proxy statement as Appendix A. The member of the committee is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     In fulfilling its responsibilities, the committee reviewed and discussed The Monarch Cement Company's audited financial statements for the fiscal year ended December 31, 2002 with the Company's management and independent auditors, BKD LLP ("BKD").

     The committee also discussed with BKD, its independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the independent auditors their independence in relation to us and the Company's management. The committee also considered the non-audit services provided to it by the independent auditors and concluded that such services were compatible with maintaining their independence.

     Based upon the reviews and discussions referred to above, the committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 to be filed with the Securities and Exchange Commission.

                                          Submitted by the Audit Committee
                                          /s/ Jack R. Callahan
                                          Jack R. Callahan


                    DEADLINE FOR STOCKHOLDER PROPOSALS

     No stockholder proposal will be included in the Company's proxy statement and form of proxy relating to the annual meeting of stockholders to be held on April 14, 2004 which is not received by the Company at P.O. Box 1000, Humboldt, Kansas 66748-0900 on or before November 15, 2003.

	Stockholders who intend to present a proposal at the 2004 annual meeting without inclusion of such proposal in the proxy materials are required to provide notice to us no later than January 15, 2004.

                           FINANCIAL STATEMENTS

     The annual report of the Company containing financial statements for the year ended December 31, 2002 is enclosed with the Proxy Statement.

                              OTHER BUSINESS

     The proxy solicited confers discretionary authority with respect to the voting of the shares represented thereby on any other business that may properly come before the meeting. However, the Board of Directors has no knowledge of any other business which will be presented at the meeting and does not itself intend to present any such other business.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                             REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") generally requires the Company's directors and executive officers, and persons who own more than 10% of a class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in the Company's capital stock and other equity securities. Securities and Exchange Commission regulations require directors, executive officers and greater than 10% shareholders to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of copies of such reports and written representations that no other reports were required, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% shareholders were complied with.

                                                                   APPENDIX A

                             CHARTER OF THE
               AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                       THE MONARCH CEMENT COMPANY

I.   PURPOSE
The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the financial reports and other financial information provided by the Corporation to any governmental body or the public; (ii) the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and (iii) the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:
1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.
2. Select and engage the services of the Corporation's independent accountants.
3. Review and appraise the audit efforts of the Corporation's independent accountants.
4. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.
The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter. These responsibilities are in addition to those duties set out for a member of the Board of Directors.
II.  COMPOSITION
The Audit Committee shall be comprised of one or more directors as determined by the Board, each of whom shall be independent directors. Members of the Audit Committee shall be considered independent if they: (i) do not, other than in their capacity as a member of the Audit Committee, the Board or other Board committee, accept any consulting, advisory or other compensatory fee from the Corporation; (ii) are not affiliated persons of the Corporation or any of its subsidiaries; and (iii) have no relationship to the Corporation that reasonably may be regarded as interfering with the exercise of their independence from management and the Corporation. Examples of such relationships include:
a director being employed by the Corporation or any of its affiliates for the current year or any of the past three years;
a director who accepts any compensation from the Corporation or any of its affiliates during the previous fiscal year, other than compensation for service as a member of the Audit Committee, the Board or other Board committee;
a director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. "Immediate family member" includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;
a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments
(other than those arising solely from investments in the Corporation's securities) in any of the past three years (other than such payments as are of a de minimis amount and are permitted by applicable law);
a director being employed as an executive of another entity where any of the Corporation's executives serves on that entity's compensation committee.
One director who is not an independent director (as defined above) and is not a current employee or an immediate family member of such employee may be appointed to the Audit Committee, if such appointment otherwise would be permitted by applicable regulation or exemptive action of the Securities and Exchange Commission ("SEC") (and of any national securities exchange or automated securities quotation system on which the Corporation's common stock may be traded).
All members of the Committee shall be capable of reading and understanding fundamental financial statements, including a company's balance sheet, income statement and cash flow statement or will be able to do so within a reasonable period of time after his or her appointment to the Committee. If reasonably practicable, at least one member of the Committee shall have past employment experience in accounting or finance, requisite professional certification in accounting or any other experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.
III.  MEETINGS
The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section IV.2 below.
IV.  RESPONSIBILITIES AND DUTIES
To fulfill its responsibilities and duties the Audit Committee shall:
Documents/Reports Review
1.  Review and if necessary, update this Charter at least annually.
2. Review the Corporation's annual financial statements and any other periodic financial reports, including but not limited to any Form 10-Q's, submitted to the SEC, including any certification, report, opinion or review rendered by the independent accountants thereunder.
3. Review any reports from the Corporation's independent accountants regarding internal controls.
Independent Accountants
4. Select the Corporation's independent accountants, after considering their independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On at least an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.
5. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.
6. At least annually consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.
Financial Reporting Processes
7. In consultation with the independent accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.
8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting. The consideration should include a discussion with the independent accountants which should include such issues as the clarity of the Corporation's disclosures and degree of aggressiveness or conservatism of its accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.
9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.
Process Improvement
10. In conjunction with the Audit Committee's review of quarterly financial reports, the Audit Committee shall, promptly upon its request, be provided information from each of management and/or the independent accountants regarding any significant management judgments or significant adjustments made in preparation of the financial statements and the view of each as to appropriateness of such judgments and adjustments.
11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
12. Review any significant disagreement among management and the independent accountants related to the preparation of the financial statements.
13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)
14. Review or authorize the review of any matters within the Audit Committee's scope of responsibilities. The Committee shall have the power to retain independent counsel, accountants, or others to assist it in the conduct of any such review.
Ethical and Legal Compliance
15. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.
16. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.
17. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.
18. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.